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                                                               EXHIBIT 10(r)(ii)


                         REGISTRATION RIGHTS AGREEMENT




         This Registration Rights Agreement (the "Agreement") is made and entered into as of the 6th day of December, 1994 by and between Roadmaster Industries, Inc., a Delaware corporation (the "Company"), and The Actava Group Inc., a Delaware corporation ( "Actava") .


         In consideration of the following mutual covenants and agreements, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

         1.1     Definitions.     The following definitions shall be applicable
to the terms set forth below as used in this Agreement:

                 (a) "Affiliate." The term "Affiliate" shall mean, with respect to any person or entity, any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person or entity.

                 (b) "Board." The term "Board" shall mean the Board of Directors of the Company.

                 (c) "Commission." The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 (d) "Common Stock." The term "Common Stock" shall mean the Company's Common Stock, $.01 par value per share, as constituted on the date hereof.

                 (e) "Company Misrepresentation or Omission." The term "Company Misrepresentation or Omission" shall mean (i) any untrue statement (or alleged untrue statement) of any material fact contained in any Registration Statement under which Registrable Stock was or is proposed to be registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospect issued in connection with any securities being registered or offered for sale, or any amendment or supplement thereto, or any other document prepared in connection wit sale, registration or qualification of Registrable Stock, or (ii) any omission (or alleged
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omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (f) "Company's Notice." The term "Company's Notice" shall have the meaning set forth in Section 2.3 hereof.

                 (g) "Initiating Holders." The term "Initiating Holders" shall have the meaning set forth in Section 2.1 of this Agreement.

                 (h) "Investors." The term "Investors" shall mean Actava, its respective successors and assigns and any other holder of Registrable Stock.

                 (i) "Investors' Notice." The term "Investors' Notice" shall have the meaning set forth in Section 2.3 hereof.

                 (j) "Long-Form Registration Statement." The term "Long-Form Registration Statement" shall mean a registration statement on Form S-1, Form S-2, Form SB-1 or Form SB-2, or any similar form of registration statement adopted by the Commission from and after the date hereof.

                 (k) "Prospective Sellers." The term "Prospective Sellers" shall have the meaning set forth in Section 2.6(a)(ii) hereof.

                 (l) "Register." The terms "register," "registered" and "registration" refer to a registration of securities under the Securities Act effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and the rules and regulations promulgated thereunder.

                 (m) "Registrable Stock." The term "Registrable Stock" s all mean (i) the Common Stock acquired by Investors pursuant to the Agreement and Plan of Reorganization dated as of July 20, 1994, by and among Actava, Diversified Products Corporation, Hutch Sports USA, Inc., Nelson/Weather-Rite Inc., Willow Hoisery Company, and the Company (the "Reorganization Shares);
(ii) any Common Stock issued or issuable with respect to the Reorganization Shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, (iii) any other shares of Common Stock now held by persons or entities holding the securities described in clauses (i) and (ii) above and
(vi) any shares of Common Stock hereafter acquired by Actava or its successors. A person or entity shall be deemed to be a holder of Registrable Stock when such person or entity has a right to acquire such Registrable Stock (by conversion or otherwise) regardless of whether such acquisition has actually been effected. Each share of Registrable Stock shall continue to be Registrable Stock in the hands of each subsequent holder thereof; provided that a share of Registrable Stock shall cease to be Registrable Stock when such share is transferred to any person or entity who is not

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affiliated with the holder in connection with a registered public offering or in accordance with Rule 144 promulgated by the Commission under the Securities Act. For the purposes of this Agreement, it is expressly agreed that in addition to the persons and entities described as Affiliates in Section l.l(a) hereof, the officers, directors and stockholders, in the case of a corporation, and the partners, in the case of a partnership, of a holder, without limitation, shall be deemed to be affiliated with such holder.

                 (n) "Registration Expenses." The term "Registration Expenses" shall have the meaning set forth in Section 2.7(a) hereof.

                 (o) "Registration Period." The term "Registration Period" shall mean, with regard to any Investor and the shares of Registrable Stock then held by such Investor, that period beginning on the date hereof and ending on the earlier of (i) the date which is ten years after the date hereof, and (ii) the dates on which such shares of Registrable Stock may be publicly sold (without restriction as to the number of Shares that may be sold) pursuant to Rule 144 of the Commission under the Securities Act.

                 (p) "Registration Statement." The term "Registration Statement" shall mean a Long-Form Registration Statement or a Short-Form Registration Statement, as the case may


                 (q) "Requested Jurisdiction." The term "Requested Jurisdiction" shall have the meaning set forth in Section 2.6(a)(v) hereof.

                 (r) "Requesting Holders." The term "Requesting Holders" shall have the meaning set forth in Section 2.1(c) hereof.

                 (s) "Rule 145 Transaction." The term "Rule 145 Transaction" shall mean a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act, as such Rule may from time to time be amended, or in any comparable Rule.

                 (t) "Securities Act." The term "Securities Act" shall mean the Securities Act of 1933, as amended.

                 (u) "Selling Investor." The term "Selling Investor" shall mean any Investor whose shares of Registrable Stock are included in a Registration Statement pursuant to this Agreement.

                 (v) "Short-Form Registration Statement." The term "Short-Form Registration Statement" shall mean a registration statement on Form S-3 or any similar form of registration statement adopted by the Commission from and after the date hereof.


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         1.2     Additional Definitions. In addition to the foregoing, other capitalized terms used in this Agreement shall have the meanings given to such terms where they first appear herein.


                                  ARTICLE II.
                              REGISTRATION RIGHTS

         2.1     Required Registrations.

                 (a) If, at any time during the Registration Period, holders of at least 50% of the Registrable Stock then outstanding propose to dispose of, pursuant to a Long-Form Registration Statement (whether or not the Company is eligible to use a Short Form Registration Statement), all or part of their shares of the Registrable Stock, then such holders (the "Initiating Holders") may request the Company in writing to effect such registration under the Securities Act, stating the form of registration statement under the Securities Act to be used, the number of shares of Registrable Stock to be disposed of, the intended method of disposition of such shares and whether the Company shall bear the expenses of the registration pursuant to Section 2.7 hereof.

                 (b) Notwithstanding the foregoing, if at any time at which the Company is entitled to file a registration statement on a Short-Form Registration Statement, holders of Registrable Stock propose to dispose of, pursuant to a Short-Form Registration Statement, shares of Registrable Stock which such holders in their good faith discretion determine would have an anticipated aggregate offering price of at least $500,000, then such holders (the "Initiating Holders") may request the Company in writing to effect such registration, stating the number of shares of Registrable Stock to be disposed of, the intended method of disposition of such shares and whether the Company shall bear the expenses of the registration pursuant to Section 2.7 hereof.

                 (c) Upon receipt of the request of the Initiating Holders pursuant to Section 2.1(a) or Section 2.1(b) above, the Company shall give prompt written notice thereof to all other holders of Registrable Stock. Subject to the provisions of Section 2.2 below, upon receipt of the request of the Initiating Holders pursuant to Section 2.1(a) or (b) the Company shall use its reasonable best efforts promptly to effect the registration under the Securities Act of all shares of Registrable Stock specified in the requests of the Initiating Holders and the requests (stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares) of other holders of shares of Registrable Stock ("Requesting Holders) given within 20 days after receipt of such notice from the Company all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Stock to be registered.


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         2.2     Limitations on Required Registration.

                 (a) Except as set forth below, for so long as the Company is eligible for use of a Short-Form Registration Statement for the sale by a Prospective Seller of Registrable Stock the Company shall not be required to prepare and file at the request of holders of Registrable Stock pursuant to
Section 2.1(a) hereof more than two Long-Form Registration Statements, which
(i) actually become or are declared effective or (ii) which are filed with the Commission and thereafter are abandoned or withdrawn at the request of (A) the Prospective Sellers holding a majority of the shares of Registrable Stock included in the registration or (B) the underwriters selected by the Initiating Holders where such abandonment or withdrawal arises out of any reason other than a Company Misrepresentation or Omission or the failure by the Company to otherwise comply with this Agreement. Notwithstanding the foregoing, in the event the Company is not eligible for use of a Short Form Registration Statement for the sale by a Prospective Seller of Registrable Stock at any time during the term of this Agreement the Company shall not be required to file at the request of holders of Registrable Stock pursuant to Section 2.1(a) hereof more than an aggregate of four Long-Form Registration Statements, which (i) actually become or are declared effective or (ii) which are filed with the Commission and thereafter are abandoned or withdrawn at the request of (A) the Prospective Sellers holding a majority of the shares of Registrable Stock included in the registration or (B) the underwriters selected by the Initiating Holders where such abandonment or withdrawal arises out of any reason other than a Company Misrepresentation or Omission or the failure by the Company to otherwise comply in all material respects with this Agreement. Additionally, if the Company is eligible to file a Short-Form Registration Statement for the sale by Prospective Sellers of Registrable Stock, the Company shall not be required to file more than an aggregate of two Short-Form Registration Statements, which actually become or are declared effective, during any twelve month period at the request of holders of Registrable Stock other than Actava (or its successors) with respect to the sale of Registrable Stock pursuant to
Section 2.1(b) hereof. If the Company is eligible to file a Short-Form Registration Statement for the sale by Prospective Sellers of Registrable Stock, the limitations set forth in the immediately preceding sentence shall not apply to any request by Actava for the registration of Registrable Stock on a Short-Form Registration Statement and it is expressly understood and agreed that nothing contained in this Section 2.2(a) shall limit the Company's obligation from time to time to prepare and file a Short-Form Registration Statement at the request of Actava (or its successors) with respect to the sale of Registrable Stock pursuant to Section 2.1(b) hereof.

                 (b) Whenever a required registration requested by holders of Registrable Stock is for a firmly underwritten offering, if the Initiating Holders determine that the number of shares of Common Stock so included which are to be sold by the holders of Registrable Stock is limited due to market conditions, the holders (including both the Initiating Holders and the Requesting Holders) of Registrable Stock proposing to sell their shares in such underwriting and registration shall share pro rata in the available portion of


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the registration in question, such sharing to be based upon the number of shares of Registrable Stock then held by such holders, respectively. In the event it is determined that the number of shares that may be included in the underwriting is limited due to market conditions and such limitation will result in the exclusion of more than 15 % of the total number of Registrable Shares proposed to be included in the registration, the Company shall give written notice of such limitation to the Initiating Holders and the Requesting Holders. If after receiving such notice any holder of Registrable Stock disapproves of the terms of the underwriting as so limited, such holder may elect to withdraw therefrom upon written notice to the Company, the underwriter and the Initiating Holders delivered at least 5 business days after delivery of such notice by the Company. The Registrable Stock so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Stock, a greater number of shares of Registrable Stock held by other Initiating Holders or Requesting Holders may be included in such registration (up to the maximum of any limitation imposed by the Initiating Holders), then the Company shall offer to all holders of Registrable Stock who have included Registrable Stock in the registration the right to include additional Registrable Stock in the same proportion used in determining the limitation imposed by the provisions of this Section 2.2(b).

                 (c) The Company shall not be required to file a registration statement pursuant to Section 2.1 hereof within 90 days following the effective date of a registration statement filed by the Company with the Commission pertaining to an underwritten public offering of securities for cash for the account of the Company or for the account of any other person or entity if the Initiating Holders' request for registration is received by the Company subsequent to such time as the Company in good faith gives written notice to the holders of Registrable Stock that the Company is commencing to prepare a Registration Statement and the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective.

                 (d) Notwithstanding the provisions of Section 2.1, if the Company shall furnish to the Initiating and Requesting Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such Registration Statement to be filed and it is in the reasonable best interests of the Company to defer the filing of such Registration Statement or (ii) such filing would require the disclosure of material information relating to the Company that has not been disclosed, and is not available, to the public and that the Company has a reasonable and bona fide business purpose for keeping confidential, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

         2.3 Incidental Registration. If the Company at any time proposes to register any of its securities for sale for its own account or for the account of any other person or entity (other than a registration relating either to the sale of securities to employees of the Company


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pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction), it shall each such time give written notice (the "Company's Notice"), at its expense, to all holders of Registrable Stock of its intention to do so at least 30 days prior to the filing of a registration statement with respect to such registration with the Commission. If any holder of Registrable Stock desires to dispose of all or part of its Registrable Stock, it may request registration thereof in connection with Company's registration by delivering to the Company, within 15 days after receipt of the Company's Notice, written notice of such request (the "Investor's Notice") stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall use its reasonable best efforts to cause all shares of Registrable Stock specified in the Investors' Notice to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by such holder or holders of the shares so registered. subject, however, to the limitations set forth in Section 2.4 hereof; and, provided, however, that the Company shall not be required to grant any concession or additional rights to any other person to secure the right of any holder of Registrable Stock to participate in such registration.

         2.4     Limitations on Incidental Registration.

                 (a) If the registration of which the Company gives notice pursuant to Section 2.3 above is for the purpose of permitting a disposition of securities by the Company pursuant to a firm commitment underwritten offering, the notice shall so state. If requested in writing to do so in good faith by the managing underwriter of the offering, the Company shall have the right to limit the aggregate size of the offering or decrease the number of shares to be included therein by stockholders of the Company to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter, and only securities which are to be included in the underwriting may be included in the registration. IF THE Company's offering is underwritten, holders of Registrable Stock electing to register all or part of their shares of Registrable Stock in the registration shall sell such shares to or through the underwriter(s) of the securities being registered for the account of the Company upon terms generally comparable to the terms applicable to the Company (except that the Company shall bear all Registration Expenses pursuant to Section 2.7 hereof) .

                 (b) Whenever the number of shares which may be registered pursuant to Section 2.3 is limited by the provisions of Section 2.4(a) above, the holders of Registrable Stock, together with the holders of Common Stock that have the right to participate in the firm commitment underwritten offering pursuant to registration rights granted by the Company prior to the date of this Agreement, shall have priority as to sales over the other holders of the Company's securities and the Company shall cause such other holders to withdraw from such offering to the extent necessary to allow all requesting holders of Registrable Stock and the holders of Common Stock that have the right to participate in the film commitment underwritten offering pursuant to registration rights granted by the

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Company prior to the date of this Agreement to include all of the shares so requested to be included within such registration. Whenever the number of shares which may be registered pursuant to Section 2.3 is still limited by the provisions of Section 2.4(a) above, after the withdrawal of the other holders of the Company s securities, the Company shall have priority as to sales over the holders of Registrable Stock and each holder hereby agrees that it shall withdraw its securities from such registration to the extent necessary to allow the Company to include all the shares which the Company desires to sell for its own account to be included within such registration. The holders of Registrable Stock given rights by Section 2.3 above, together with the holders of Common Stock that have the right to participate in the firm commitment underwritten offering pursuant to registration rights granted by the Company prior to the date of this Agreement, shall share pro rata in the available portion of the registration in question, such sharing to be based upon the number of shares of Common Stock then held by each of such holders, respectively. If as a result of the proration provisions of this Section 2.4(b), any holder of Registrable Stock is not entitled to include all such Registrable Stock in such registration, such holder may elect to withdraw his request to include any Registrable Stock in such registration (a "Withdrawal Election); provided, however, that a holder of Registrable Stock who has made a Withdrawal Election shall no longer have any right to include any Registrable Stock in the registration as to which such Withdrawal Election was made unless the managing underwriter of the offering agrees that the aggregate size of the offering may be increased such that the registration could include all of the shares of Registrable Stock that such holder requested be included in the registration. In the event that a holder of Registrable Stock who previously filed a Withdrawal Election elects to participate in the registration following an increase in the aggregate size of the offering and such participation requires, in the reasonable judgement of counsel to the Company or the underwriters, a recirculation of the preliminary prospectus used in the offering, such holder shall bear the printing and delivery expenses of such recirculation. The number of shares of Registrable Stock required to satisfy any underwriters' overallotment option in a firm commitment underwritten offering initiated by the Company shall be allocated pro rata among the Company and all holders of securities to be included in the offering on the basis of the relative number of securities otherwise to be included by each of them in the registration.

                 (c) The Company may, for any reason and without the consent of any Investor, deterrnine not to proceed with any registration which is the subject of a Company's Notice and abandon the offering, whereupon the Company shall be relieved of any further obligation hereunder to proceed with such registration or offering.

         2.5 Designation of Underwriter. In the case of any registration initiated by the holders of Registrable Stock pursuant to the provisions of
Section 2.1 hereof which is proposed to be effected pursuant to a firm commitment underwriting, the Initiating Holders shall have the right to designate the managing underwriter, and all holders of Registrable Stock participating in the registration shall sell their shares only pursuant to such underwriting.


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         2.6     Registration Procedures.

                 (a) If and when the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of shares of Registrable Stock, the Company shall:

                          (i)     prepare and file with the Commission a
registration statement (the form and substance of which shall be subject to the reasonable approval of the holders of a majority of the Registrable Stock to be included in such registration) with respect to such shares and use its reasonable best efforts to cause such registration statement to become and remain effective as provided herein;

                          (ii)    prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectuses used in connection therewith (subject to the approval of the holders of a majority of the Registrable Stock to be included in such registration) as may be necessary to keep such Registration Statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such Registration Statement, including the filing of reports and financial statements with the Commission and the filing of such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Investors who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (the "Prospective Sellers"), until the earlier of (y) such time as all of the shares covered by such Registration Statement have been disposed of and (z) 120 days after the effective date of such Registration Statement or for such longer or shorter period of time as the parties may agree; provided, that if the Company or the managing underwriter requests that a Prospective Seller refrain from selling shares at any time during the offering, the 120 day period shall be extended for a period of time equal to the period for which such Prospective Seller so refrained;

                          (iii)   furnish to each Prospective Seller such
number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares covered by the Registration Statement;

                          (iv)    promptly notify each Prospective Seller and
each underwriter participating in the offering of the occurrence of any event (of which the Company has knowledge), as a result of which the Company's prospectus as then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances then existing, and the Company will then prepare and furnish to each Prospective Seller and participating underwriter an amendment or supplement to the prospectus necessary so that, as thereafter delivered to any purchaser of the securities, such


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prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances then existing;

                          (v)     use its reasonable best efforts to register
or qualify the shares covered by such Registration Statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request (each, a "Requested Jurisdiction") to enable such seller to consummate the public sale or other disposition of the shares owned by such seller; provided that the Company shall not be required in connection therewith or as an election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction or to take any action which could subject the Company to corporate income or assets tax in any state where it is not subject thereto;

                          (vi)    upon written request, furnish to each
Prospective Seller a signed counterpart, addressed to the Prospective Sellers and their underwriters, if any, of: (A) an opinion of counsel for the Company, dated the effective date of the registration statement; and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement; covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration ) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities; provided, however, that the Company shall not be required to furnish to a Prospective Seller a "comfort" letter signed by the independent accountants and addressed to the Prospective Seller unless, at least five business days prior to the earlier of the date of the underwriting agreement executed in connection with the offering or the effective date of the Registration Statement filed in connection with the offering, such Prospective Seller provides to the independent accountants such representation letter or written opinion as may be reasonably requested by the independent accountants pursuant to Statement of
Auditing Standards No.   (the failure by a Prospective Seller to provide such a
representation letter or written opinion shall not relieve the Company of its obligation to furnish such a comfort letter to the Prospective Seller's underwriter);

                          (vii)   use its reasonable best efforts to cause all
such Registrable Stock to be listed on each securities exchange or other securities trading market or quotation system on which similar securities issued by the Company are then listed or quoted if the listing of such securities are then permitted under the rules of such exchange, trading market or quotation system;





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                          (viii)  provide a transfer agent and registrar and a
CUSIP number for all such Registrable Stock covered by such Registration Statement not later than the effective date of such Registration Statement;

                          (ix)    cause its majority-owned subsidiaries to take
all actions reasonably necessary to effect the registration of the Registrable Stock covered by such Registration Statement, including preparing and filing any required financial or other information;

                          (x)     enter into such customary agreements
(including an underwriting agreement) and take all such other customary actions as the holders of a majority of the Registrable Stock being sold reasonably request in order to reasonably expedite or facilitate the disposition of such Registrable Stock; and

                          (xi)    upon receipt of such reasonable
confidentiality agreement as the Company may reasonably request, make available for inspection by any Prospective Seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as may reasonably be requested, and cause the Company's officers, directors and employees to supply all information as may reasonably be requested by any Prospective Seller, underwriter, attorney, accountant or agent in connection with the preparation of such Registration Statement.

                 (b) As a condition to including any Prospective Seller's Registrable Stock in a registration, the Company may require (i) that such Prospective Seller furnish to the Company such information regarding such Prospective Seller and the contemplated distribution of such Prospective Seller's Registrable Stock as is required to be included in the registration statement by applicable federal or state securities laws and regulations, and
(ii) that such information be furnished to the Company in writing and signed by such Prospective Seller and stated to be specifically for use in the related registration statement.

                 (c) The Prospective Sellers shall not (until further notice) effect sales of Registrable Stock after receipt of written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus. The period during which the registration statement remains effective pursuant to the Agreement shall be extended for a period of time equal to the period for which Prospective Sellers refrained from selling pursuant to this Section 2.6(c).

         2.7     Expenses of Registration.

                 (a) Except as set forth below, all expenses incurred in effecting any registration requested pursuant to Section 2.1 or 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws,



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fees and disbursements of counsel for the Company, expenses of any audits incidental to or required by any such registration, and expenses of all marketing and promotional efforts reasonably requested by the managing underwriter customarily paid by issuers or sellers of securities and such other fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not the fees and disbursements of underwriters' counsel other than fees or disbursements relating to state blue sky laws) ("Registration Expenses") shall be borne by the Company; provided, however. that each Prospective Seller shall bear underwriting discounts or brokerage fees or commissions relating to the sale of its Registrable Stock. It is expressly understood and agreed that Prospective Sellers shall bear the expense of their own counsel.

                 (b) Notwithstanding the provisions of Section 2.7(a) hereof, the Company shall bear the Registration Expenses incurred in effecting only two registrations (in which the Registration Statements (i) actually become or are declared effective or (ii) are filed with the Commission and thereafter are abandoned or withdrawn at the request of (A) the Prospective Sellers holding a majority of the shares of Registrable Stock included in the registration or (B) the underwriters selected by the Initiating Holders in connection with the registration, and where such abandonment or withdrawal arises out of any reason other than a Company Misrepresentation or Omission or the failure by the Company to otherwise comply in all material respects with this Agreement) effected upon the request of holders of Registrable Stock pursuant to Section 2.1 hereof; provided, however, that in the event the Company is not eligible for use of a Short-Form Registration Statement at any time during the term of this Agreement, the Company shall be required to bear the Registration Expenses of up to four registrations (in which the Registration Statements (i) actually become or are declared effective or (ii) are filed with the Commission and thereafter are abandoned or withdrawn at the request of (A) the Prospective Sellers holding a majority of the shares of Registrable Stock included in the registration or (B) the underwriters selected by the Initiating Holders in connection with the registration, and where such abandonment or withdrawal arises out of any reason other than a Company Misrepresentation or Omission or the failure by the Company to otherwise comply in all material respects with this Agreement) requested pursuant to Section 2.1 hereof. Actava (or its successors) shall be entitled to designate the registrations with respect to which the Company shall bear the Registration Expenses pursuant to Section 2.7(a) above. It is expressly agreed and understood that regardless of the Company's eligibility to utilize a Long-Form Registration Statement or a Short-Form Registration Statement for the registration of Registrable Stock that the Company shall be liable for the Registration Expenses of no more than a total of four registrations (in which the Registration Statements (i) actually become or are declared effective or
(ii) are filed with the Commission and thereafter are abandoned or withdrawn at the request of (A) the Prospective Sellers holding a majority of the shares of Registrable Stock included in the registration or (B) the underwriters selected by the Initiating Holders in connection with the registration, and where such abandonment or withdrawal arises out of any reason other than a Company Misrepresentation or Omission or the failure by the Company to otherwise comply in all material respects with this Agreement) requested pursuant to Section 2.1 hereof. In the event the Company is not required to bear the Registration Expenses with respect to a registration effected pursuant to Section 2.1 hereof, such expenses (including reasonable expenses and disbursements of counsel to the Company) shall be borne pro rata by the Selling Investors and any other holder of Common Stock included in the registration based on the relative number of shares of each such Selling Investor or other holder included in the registration.

         2.8     Indemnification.

                 (a) In the event of any registration of any of its securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Selling Investor, each underwriter (as defined in the Securities Act), each other selling agent who may be deemed to be an underwriter, and each controlling person of any Selling Investor, underwriter or other selling agent, if any (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such Selling Investor, underwriter, other selling agent or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered or offered for sale, or any amendment or supplement thereto, or any other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any blue sky law of any Requested Jurisdiction, or any rule or regulation promulgated under the Securities Act or any such blue sky law, applicable to the Company in connection with the sale, registration or qualification of any shares of Registrable Stock, and shall reimburse each such Selling Investor, underwriter, other selling agent or controlling person for any legal or other expenses reasonably incurred by such Selling Investor, underwriter, other selling agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Selling Investor, underwriter, other selling agent or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such Registration Statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by such Selling Investor, underwriter, other selling agent or controlling person, respectively, specifically for use therein and provided, further, however that the Company shall not be liable to any Selling Investor to the extent that such liability arises from the fact that (x) the final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act was not sent or given to the purchaser of the Registrable Stock in question at or prior to the time at which the written confirmation of the sale of such Registrable Stock was sent or given to such person and (y) the failure to deliver such final prospectus was not the result of the Company's noncompliance with its obligations to file the prospectus (or any amendment thereto) with the Commission in the manner prescribed by the Securities Act or the rules and regulations thereunder or noncompliance with the provisions of this Agreement. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Investor, underwriter, other selling agent or controlling person, and shall survive the transfer of such securities by such Selling Investor.

         The Company may require, as a specific condition to including any Registrable Stock of a Prospective Seller in any registration statement filed pursuant to Section 2.1 or Section 2.3, that the Company shall have received an undertaking satisfactory to it from such Prospective Seller of such securities, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the immediately preceding paragraph of this Section 2.8(a)) the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement and each other person, if any, who controls the Company within the meaning of the Securities Act (except the indemnifying holder, if such indemnifying holder so controls the Company) and each underwriter participating in the offering, and, with respect to any incidental registration within the meaning of Section 2.3 hereof, each other selling security holder or controlling person thereof participating in the offering who provides to the Prospective Seller a substantially similar indemnity, in each case with respect to any untrue statement of material fact in or omission of material fact from such Registration Statement, any preliminary prospectus or final prospectus contained therein, any summary prospectus issued in connection with any securities being registered or offered for sale, or any amendment or supplement thereto, in each case if such statement or omission was made in reliance on and in conformity with written information furnished to the Company by such Prospective Seller specifically for use in preparing any such Registration Statement, preliminary prospectus, final prospectus, summary prospectus or amendment or supplement thereto. Each Prospective Seller hereunder shall promptly provide such indemnification upon request. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Registrable Stock held by the indemnifying party. In no event shall a Prospective Seller's obligation to indemnify any person or entity hereunder exceed the gross proceeds to the Prospective Seller from the sale of the Prospective Seller's Registrable Stock in the offering.

                 (b) If the indemnification provided for in Section 2.8(a) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the intended indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the intended indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the intended indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the intended indemnifying party, or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 2.8(b) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8(b), no Investor shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock sold by it exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person or entity guilty of fraudulent misrepresentations (within the meaning of Section II(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The Company may require, as a condition to including any Registrable Stock of a Prospective Seller in any registration statement filed pursuant to Section 2.1 or Section 2.3, that the Company shall have received an undertaking reasonably satisfactory to it from such Prospective Seller of such securities, severally and not jointly, to contribute to the amount paid or payable by an indemnified party hereunder as and to the extent set forth in this Section 2.8(b), and each Investor hereunder shall promptly provide such undertaking upon request.

                 (c)      Promptly after receipt by an indemnified party under
Section 2.8(a) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such Section or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that, if the defendants in any such action include e both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 2.8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         2.9 Inclusion of Additional Shares in Required Registrations; Other Company Initiated Registrations. The Company shall not register securities for sale for its own account or for the account of any other person or entity in any registration requested by the holders of Registrable Stock pursuant to Section 2.1 hereof unless permitted to do so by the written consent of holders who hold at least 51% of the Registrable Stock as to which registration has been requested. The Company may not file a Registration Statement with respect to any other registration of securities (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction) for sale for its own account or for the account of any other person or entity within 90 days after the effective date of any registration requested by the holders of Registrable Stock pursuant to Section 2.1 hereof.

         2.10 Rights Which May Be Granted to Other Persons. The Company shall not grant any person or entity registration rights which shall in any way whatsoever impair the priority of the registration rights granted to the Investors in this Agreement; provided, however, that this Section 2.10 shall not prohibit the Company from granting to any other person or entity registration rights that are substantially similar to or that rank on a parity with the registration rights granted hereunder.

         2.11 Rule 144 Requirements. During such time as the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended, the Company shall at all times make publicly available, and available to the holders of Registrable Stock, such information as is reasonably necessary to enable the holders of Registrable Stock to make sales of Registrable Stock pursuant to Rule 144 of the Commission under the Securities Act. The Company shall furnish to any holder of Registrable Stock, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

         2.12 Transfer of Registration Rights. The registration rights of any Investor under this Agreement may be transferred to (i) any transferee who acquires at least 1,000,000 of such Investor's shares, or (ii) an Affiliate (including directors and officers and shareholders. in the case of a corporation, and partners in the case of a partnership) of such Investor without regard to the number of shares transferred.

         2.13 Effective Period of Registration. Once any registration effected by the Company pursuant to this Article II becomes effective, the Company shall file all reports, financial statements and other documents necessary to keep such Registration Statement current and the registration in effect until the earlier of such time as all of the shares covered by such Registration Statement have been disposed of or 120 days from the effective date of the registration statement (subject to extension as set forth in Section 2.6 hereof) or for such longer or shorter period as the parties may agree.


                                  ARTICLE III.
                                 MISCELLANEOUS

         3.1 Recapitalization. Exchanges. Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Registrable Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, Registrable Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalization and the like occurring after the date hereof.

         3.2 Notices. All notices, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, mailed by certified mail, return receipt requested, sent by overnight courier service or telecopied, telegraphed or telexed (transmission confirmed), or otherwise actually delivered:

If to Investors:

                   The Actava Group Inc.
                   4900 Georgia-Pacific Center
                   133 Peachtree Street
                   Atlanta, Georgia 30303
                   Attention: Walter M. Grant
                   Telephone: (404) 658-9000
                   Facsimile: (404) 525-3010
with copies to:           Long, Aldridge & Norman
                          5300 One Peachtree Center
                          303 Peachtree Street
                          Atlanta, Georgia 30308
                          Attention: Clay C. Long, Esq.
                          Telephone: (404) 527-4050
                          Facsimile: (404) 527-4198

If to Company:            Roadmaster Industries, Inc.
                          7315 East Peakview Avenue
                          Englewood, Colorado 80111
                          Attention: Henry Fong
                          Telephone: (303) 796-8940
                          Facsimile: (303) 796-9672

With copies to:           Smith, Gambrell & Russell
                          1230 Peachtree Street, N.E.
                          Atlanta, Georgia 30309
                          Attention: David J. Harris
                          Telephone: (404) 815-3515
                          Facsimile: (404) 815-3509


If to any other
Investor:                         At the address and numbers set forth in the
                                  Company's records, marked for attention as therein indicated;

or at such other address and numbers as may have been furnished by such person or entity in writing to the other parties.

         3. Severability and Governing Law. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement is made and entered into in the State of Georgia, and the laws of said state shall govern the validity and interpretation hereof an the performance by the parties hereto of their respective duties and obligations hereunder.

         3.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         3.5 Captions and Section Headlines. Section titles or captions contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

         3.6 Singular and Plural. Etc. Whenever the singular number is used herein and where required by the context, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

         3.7 Amendments and Waivers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors holding at least 66-2/3 % of the Registrable Stock then outstanding; provided, however, that no such amendment or waiver shall affect the provisions of this Section 3.7 and no such waiver shall extend to or affect any other obligation not expressly waived. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The failure of any party to insist upon a strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect.

         3.8 Successors and Assigns. All rights, covenants and agreements of the parties contained in this Agreement shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns.

         3.9 Specific Performance. The parties hereto acknowledge that the Registrable Stock of the Company currently cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the Registrable Stock which is the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this SECTION 3.10 SHALL BE cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity.

         3.10 Entire Agreement. This Agreement contains the entire understanding of the parties with regard to registration rights provided by the Company to the Investors. There are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein.

         IN WITNESS WHEREOF. the parties hereto have executed and delivered this Agreement as of the date first above written.



                                            ROADMASTER INDUSTRIES, INC.


                                            By: Henry Fong
                                            Name: Henry Fong
                                            Title: President/CEO

                                            ATTEST:



                                            By: Jeff L. Hinton
                                            Name: Jeff L. Hinton
                                            Title: CEO


                                            THE ACTAVA GROUP INC.



                                            By:  John D. Phillips
                                            Name: John D. Phillips
                                            Title:  President/CEO


                                            ATTEST:



                                            By: Walter M. Grant
                                            Name: Walter M. Grant
                                            Title: Sr. VP/General Counsel